SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

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                               FORM 8-K/A
                     SECOND AMENDMENT CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): January 24, 2001
Date of Second Amendment:                         February 27, 2001



                     TRIDENT SYSTEMS INTERNATIONAL INC
           (Exact name of Registrant as specified in Charter)


            Nevada                000-30769             87-0419231
(State or Other Jurisdiction     (Commission           (IRS Employer)
     of Incorporation)           File Number)        Identification No.)


                 27752 Greenfield Drive, Laguna Hills CA
                (Address of Principal Executive Offices)


                                 92653
                               (Zip Code)


                            (949) 643-8585
            Registrant's Telephone Number, including Area Code


                    Toner Systems International, Inc.
              4485 Abinadi Road, Salt Lake City, Utah 84107
      (Former name or former address, if changed since last report)


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ITEM 2.	Acquisition of Assets

   On January 16, 2001, the Registrant had commenced negotiations with eKomart, Inc. (eKomart), with a view of acquiring the Corporation.
On February 24, 2001, upon all parties having completed the due diligence requirements they felt necessary, eKomart was purchased by the Registrant.

   The transaction with respect to eKomart was as follows:

   Majority shareholders in eKomart, Miyoung Lee and Daniel Lee, the wife and son of Stan J. H. Lee, President, CEO and sole director of eKomart, each received 500,000 preferred non- convertible voting shares, all shares non-dilutable for 90 days.

   The remaining shareholders received 600,000 common shares of Trident Systems International, Inc., divided pari passu among them, and restricted for two years.


DESCRIPTION OF THE CORPORATIONS ACQUIRED

	eKOMART

   We manage and have an ownership interest in 2050 S. Havana St. (DTSE) LLC. ("KOMART MALL"), Komart Korean & Japanese Supermarket, LLC., ("KOMART SUPERMARKET"), and Korean Restaurant, SAAN, LLC. ("SAAN"), all organized pursuant to the laws of Colorado in 1999. We also own and operate the food court within the mall, and own the rights to the name ATA Sushi, which we plan to utilize in developing a chain of fast food Sushi outlets.

   We plan to consolidate, nationally, our market sector by acquiring or opening additional Asian grocery centers and shopping malls in primary markets.

eKomart had previously filed a registration Statement on Form SB-2A, filed with the Securities and Exchange Commission on November 13, 2000. The registration statement will be withdrawn, but is incorporated herein in its entirety for a full and complete description of eKomart.


ITEM 7

Financial Statements and Exhibits

Item                                                           Page

(a)	Financial Statements of Business Acquired


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All audited statements will be filed by amendment within 60 days of the date of this Current Report.

(c)	Exhibits

	The Purchase and Sales agreements, constating documents of the businesses acquired, and employment agreements will be filed by amendment hereto within 10 days of the filing of this Current Report on Form 8-K.

27.	Financial Data Schedule:

 .1	The Financial Data Schedule will be filed by amendment within 60 days of the filing of this Current Report.


				SIGNATURES:


Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2001.

                                Trident Systems International, Inc.


                                By:/s/Alan Sporn/s/
                                _____________________
                                Alan Sporn, Chief Executive Officer


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